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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 8, 2001

Hilton Hotels Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices) (Zip Code)

(310) 278-4321
(Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

    Registrant has entered into an Underwriting Agreement with Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, UBS Warburg LLC, First Union Securities, Inc., Scotia Capital (USA) Inc., Wachovia Securities, Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Credit Lyonnais Securities (USA) Inc., SG Cowen Securities Corporation, Wells Fargo Institutional Brokerage & Sales, Deutsche Banc Alex. Brown Inc., Goldman, Sachs & Co. and Utendahl Capital Partners, L.P., attached hereto as Exhibit 1.01 and incorporated herein by reference.

    The terms of the Registrant's $400,000,000 aggregate principal amount of 7 5/8% Notes due 2008 have been established as set forth in the Officers' Certificate, attached hereto as Exhibit 99.01 and incorporated herein by reference. The Prospectus Supplement dated May 8, 2001 with respect to such notes is attached hereto as Exhibit 99.02 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  7(c)
  Exhibits

       1.01 Underwriting Agreement.

      99.01 Officers' Certificate.

      99.02 Prospectus Supplement.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2001

HILTON HOTELS CORPORATION
By:	/s/ MATTHEW J. HART Matthew J. Hart Executive Vice President and Chief Financial Officer

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SIGNATURE